UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 20, 2008

LBI MEDIA HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

333-110122	05-0584918
(Commission File Number)	(IRS Employer Identification No.)

1845 West Empire Avenue Burbank, California	91504
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (818) 563-5722

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 2.02. Results of Operation and Financial Condition

LBI Media, Inc. (“LBI Media”), a California corporation and wholly owned subsidiary of LBI Media Holdings, Inc., held a conference call on November 14, 2008 to discuss its financial results for the three and nine months ended September 30, 2008. LBI Media was also available to answer questions during the conference call. The transcript from the conference call is filed as Exhibit 99.1 and is hereby incorporated by reference in its entirety. The information in this Form 8-K and the exhibit attached hereto is being furnished (not filed) under Item 2.02 of Form 8-K.

During the conference call, LBI Media used the term “Adjusted EBITDA”. Adjusted EBITDA consists of net income or loss plus income tax expense or benefit, net interest expense, interest rate swap expense, impairment of equity method investment, equity in loss of equity method investment, impairment of broadcast licenses, loss on disposal of property and equipment, depreciation and amortization and other non-cash gains and losses. This term, as defined by LBI Media, may not be comparable to similarly titled measures employed by other companies and is not a measure of performance calculated in accordance with U.S. generally accepted accounting principles, or GAAP.

LBI Media’s management considers this measure an important indicator of its liquidity relating to its operations, as it eliminates the effects of certain non-cash items and the company’s capital structure. LBI Media’s management believes liquidity is an important measure for LBI Media because it reflects its ability to meet its interest payments under its substantial indebtedness and is a measure of the amount of cash available to grow LBI Media through its acquisition strategy. This measure should be considered in addition to, but not as a substitute for, or superior to, other measures of liquidity and financial performance prepared in accordance with GAAP, such as cash flows from operating activities, operating income, and net income.

LBI Media believes Adjusted EBITDA is useful to an investor in evaluating its liquidity and cash flow because:

•

it is widely used in the broadcasting industry to measure a company’s liquidity and cash flow without regard to items such as depreciation and amortization, loss on disposal of property and equipment and impairment of broadcast licenses. The broadcast industry uses liquidity to determine whether a company will be able to cover its capital expenditures and whether a company will be able to acquire additional assets and broadcast licenses if the company has an acquisition strategy. LBI Media believes that, by eliminating the effect of certain non-cash items, Adjusted EBITDA provides a meaningful measure of liquidity;

•

it gives investors another measure to evaluate and compare the results of LBI Media’s operations from period to period by removing the impact of non-cash expense items, such as depreciation and amortization, loss on disposal of property and equipment and impairment of broadcast licenses. By removing the non-cash items, this measure allow investors to better determine whether LBI Media will be able to meet its debt obligations as they become due; and

•	it provides a liquidity measure before the impact of a company’s capital structure by removing net interest expense items and interest rate swap expenses.

LBI Media’s management uses Adjusted EBITDA:

•	as a measure to assist LBI Media in planning its acquisition strategy;

•	in presentations to LBI Media’s board of directors to enable them to have the same consistent measurement basis of liquidity and cash flow used by management;

•	as a measure for determining LBI Media’s operating budget and its ability to fund working capital; and

•	as a measure for planning and forecasting capital expenditures.

The table set forth below reconciles net cash provided by (used in) operating activities, calculated and presented in accordance with GAAP, to Adjusted EBITDA:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(In thousands)
Net cash provided by (used in) operating activities	$1,345	$(8,757)	$5,410	$(3,121)
Add:
Income tax (benefit) expense	(15,575)	1,141	(10,666)	50,460
Interest expense and other income, net	7,418	7,901	22,412	22,238
Less:
Amortization of deferred financing costs	(285)	(276)	(914)	(778)
Amortization of discount on subordinated notes	(64)	(46)	(189)	(46)
Amortization of program rights	(133)	(133)	(413)	(455)
Provision for doubtful accounts	(292)	(300)	(929)	(821)
Loss on sale of property and equipment	(62)	—	(62)	—
Deferred compensation benefit	—	—	—	3,952
Changes in operating assets and liabilities:
Accounts receivable	(100)	475	5,493	3,101
Deferred compensation payments	—	3,003	—	4,377
Program rights	—	—	1,159	—
Amounts due from related parties	4	3	39	(12)
Prepaid expenses and other current assets	154	57	35	(126)
Employee advances	14	(2)	418	(10)
Accounts payable and accrued expenses	(673)	741	497	2,051
Accrued interest	4,850	3,332	5,054	4,715
Deferred taxes payable	15,585	(1,041)	10,813	(50,125)
Other assets and liabilities	825	10	67	(126)

Adjusted EBITDA	$13,012	$6,108	$38,224	$35,274

The following is a reconciliation of operating (loss) income to Adjusted EBITDA for LBI Media’s radio division:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(In thousands)
Radio division operating (loss) income	$(26,894)	$4,306	$(12,029)	$21,457
Depreciation and amortization	1,299	1,080	3,821	3,311
Loss on disposal of property and equipment	430	—	430	—
Impairment of broadcast licenses	33,989	3,046	33,989	3,046

Radio division Adjusted EBITDA	$8,824	$8,432	$26,211	$27,814

The following is a reconciliation of operating (loss) income to Adjusted EBITDA for LBI Media’s television division:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(In thousands)
Television division operating (loss) income	$(10,185)	$4,122	$(4,702)	$11,610
Depreciation and amortization	1,297	1,148	3,639	3,444
Loss on disposal of property and equipment	399	—	399	—
Impairment of broadcast licenses	12,677	—	12,677	—

Television division Adjusted EBITDA	$4,188	$5,270	$12,013	$15,504

The following is a reconciliation of Adjusted EBITDA, as reported, to Adjusted EBITDA excluding the early redemption premium on LBI Media’s former 10 1/8% senior subordinated notes and deferred compensation benefit:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(In thousands)
Adjusted EBITDA, as reported	$13,012	$6,108	$38,224	$35,274
Early redemption premium on former 10 1/8% subordinated notes	—	7,594	—	7,594
Deferred compensation benefit	—	—	—	(3,952)

Adjusted EBITDA, excluding early redemption premium and deferred compensation benefit	$13,012	$13,702	$38,224	$38,916

The following is a reconciliation of Adjusted EBITDA, as reported, to Adjusted EBITDA excluding the early redemption premium on LBI Media’s former 10 1/8% senior subordinated notes:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2008	2007	2008	2007
	(In thousands)
Adjusted EBITDA, as reported	$13,012	$6,108	$38,224	$35,274
Early redemption premium on former 10 1/8% subordinated notes	—	7,594	—	7,594

Adjusted EBITDA, excluding early redemption Premium	$13,012	$13,702	$38,224	$42,868

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

99.1	Transcript of conference call on November 14, 2008 discussing financial results for the three and nine months ended September 30, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, LBI Media Holdings, Inc. has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Burbank, State of California, on November 20, 2008.

LBI MEDIA HOLDINGS, INC.

By:	/s/ Wisdom Lu
Wisdom Lu
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Transcript of conference call on November 14, 2008 discussing financial results for the three and nine months ended September 30, 2008